[LOGO-NOMURA]

COMMERCIAL MORTGAGE ASSET TRUST, SERIES 1999-C2, Class CS1---Price/Yield


CUSIP                                              Face                   $42,927,562.00         Settle at Pricing
Coupon                     0.791147                Original Balance       $42,927,562.00         Accrual begins           10/11/99
Delay                      6                       Current Balance        $42,927,562.00         Factor Date              N/A
Stated Maturity            N/A                     Factor                 1
Type                       SEN NTL FLT



                    Price                       0                  1 CDR                  2 CDR                    3 CDR
                                            Yield
                     1-10                  18.389                 15.564                 13.831                   12.690
                    1-10+                  17.550                 14.694                 12.944                   11.792
                     1-11                  16.729                 13.843                 12.076                   10.913
                    1-11+                  15.926                 13.010                 11.226                   10.053
                     1-12                  15.139                 12.194                 10.393                    9.210
                    1-12+                  14.369                 11.394                  9.577                    8.383
                     1-13                  13.615                 10.611                  8.777                    7.574
                    1-13+                  12.876                  9.843                  7.994                    6.780
                     1-14                  12.151                  9.090                  7.225                    6.002
                    1-14+                  11.441                  8.351                  6.471                    5.238
                     1-15                  10.744                  7.627                  5.731                    4.489
                    1-15+                  10.061                  6.916                  5.005                    3.753
                     1-16                   9.390                  6.219                  4.293                    3.032
                    1-16+                   8.732                  5.534                  3.593                    2.323
                     1-17                   8.086                  4.862                  2.906                    1.627
                    1-17+                   7.452                  4.202                  2.232                    0.943
                     1-18                   6.829                  3.553                  1.569                    0.272

                      WAL                    2.68                   2.53                   2.45                     2.40
                 Mod Durn                    1.48                   1.43                   1.40                     1.38
            Mod Convexity                   0.041                  0.037                  0.036                    0.034
         Principal Window          Nov99 to Nov04         Nov99 to Mar04         Nov99 to Nov03           Nov99 to Aug03
            Maturity #mos                      61                     53                     49                       46


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[LOGO-NOMURA]

Nomura Securities International, Inc.

ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST. The information contained herein is based on sources Nomura Securities International, Inc. ("Nomura") believes to be reliable. Nomura makes no representations or warranty such information is accurate or complete. Nothing herein should be considered an offer to sell or solicitation of an offer to buy any securities. All information is hypothetical or preliminary and subject to change. No such information should be viewed as projections, forecast, prediction or opinions. The same may be based on assumptions which may or may not be accurate, and any such assumption may differ from actual results. Prospective investors are advised to consult the final prospectus, prospectus supplement, or private placement memorandum in connection with their investments. Nomura and its affiliates may have a position in the securities discussed herein and may purchase or sell the same on a principal basis, or as agent for another person. In addition, Nomura and certain of its affiliates may have acted as an underwriter of such securities, and may currently be providing investment banking or other services to the issuers of such securities and/or borrowers and their affiliates. Nomura Securities International, Inc. Form No. 124

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



[LOGO-NOMURA]

COMMERCIAL MORTGAGE ASSET TRUST, SERIES 1999-C2, Class X---Price/Yield



CUSIP                                            Face                   $775,180,294.27        Settle at Pricing
Coupon                        0.641156           Original Balance       $775,180,294.27         Accrual begins        10/11/99
Delay                         6                  Current Balance        $775,180,294.27         Factor Date           N/A
Stated Maturity               N/A                Factor                 1


  Price            0      100 CPR        1 CDR             2CDR          3 CDR
               Yield
  3.07+       12.297       12.220       11.274           10.184          8.995
   3.08       12.192       12.114       11.168           10.077          8.886
  3.08+       12.088       12.010       11.063            9.970          8.777
   3.09       11.984       11.907       10.958            9.864          8.670
  3.09+       11.882       11.804       10.855            9.760          8.563
   3.10       11.780       11.702       10.752            9.655          8.457
  3.10+       11.679       11.601       10.650            9.552          8.352
   3.11       11.579       11.501       10.549            9.450          8.248
  3.11+       11.480       11.402       10.448            9.348          8.145
   3.12       11.381       11.303       10.349            9.247          8.042
  3.12+       11.284       11.205       10.250            9.147          7.941
   3.13       11.187       11.108       10.152            9.048          7.840
  3.13+       11.090       11.012       10.055            8.950          7.740
   3.14       10.995       10.916        9.958            8.852          7.641
  3.14+       10.900       10.822        9.862            8.755          7.542
   3.15       10.806       10.727        9.767            8.659          7.444
  3.15+       10.712       10.634        9.673            8.563          7.347

    WAL        10.61        10.52                          9.95           9.65

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[LOGO-NOMURA]

Nomura Securities International, Inc.

ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST. The information contained herein is based on sources Nomura Securities International, Inc. ("Nomura") believes to be reliable. Nomura makes no representations or warranty such information is accurate or complete. Nothing herein should be considered an offer to sell or solicitation of an offer to buy any securities. All information is hypothetical or preliminary and subject to change. No such information should be viewed as projections, forecast, prediction or opinions. The same may be based on assumptions which may or may not be accurate, and any such assumption may differ from actual results. Prospective investors are advised to consult the final prospectus, prospectus supplement, or private placement memorandum in connection with their investments. Nomura and its affiliates may have a position in the securities discussed herein and may purchase or sell the same on a principal basis, or as agent for another person. In addition, Nomura and certain of its affiliates may have acted as an underwriter of such securities, and may currently be providing investment banking or other services to the issuers of such securities and/or borrowers and their affiliates. Nomura Securities International, Inc. Form No. 124

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